UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2005

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Park, Valhalla, NY		10595
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 686-3650

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement

On November 21, 2005, the registrant settled the previously disclosed litigation filed in the United States District Court, Southern District of New York, by Palladio Corporate Finance, S.p.A. and Palladio Finanziaria S.p.A. (collectively, “Palladio”), the party with whom it had signed a non-binding letter of intent for the sale of its Medical Systems Group. The settlement provides for payments by the registrant in the total amount of $500,000, according to the following payment schedule:

December 15, 2005:	$100,000
January 17, 2006:	$50,000
April 17, 2006:	$50,000
July 17, 2006:	$100,000
October 16, 2006	$50,000
January 15, 2007	$50,000
April 16, 2007:	$100,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DEL GLOBAL TECHNOLOGIES CORP.

(Registrant)

Date:	November 23, 2005
		By:	/s/ Mark A. Koch
Mark A. Koch
Principal Accounting Officer and
Treasurer